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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported) December 13, 2000 (December 1, 2000)



                             SHORE BANCSHARES, INC.
               (Exact name of Registrant as specified in Charter)



             Maryland                                000-22345                          52-1974638
   (State or other Jurisdiction             (Commission File Number)   (IRS Employer Identification No.)
of incorporation)

                     18 East Dover Street, Easton, MD 21601
                (Address of Principal Executive Offices/Zip Code)



       Registrant's telephone number, including area code: (410) 822-1400
                                                           --------------



                109 North Commerce Street, Centreville, MD 21617
          (Former Name or Former Address, if Changed Since Last Report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Change in Control of Registrant

     Effective December 1, 2000, Talbot Bancshares, Inc., a Maryland corporation, was merged with and into Shore Bancshares, Inc., in a pooling transaction, pursuant to a Plan and Agreement to Merge dated July 25, 2000, and amended on November 30, 2000, by and between Talbot Bancshares, Inc. and Shore Bancshares, Inc. under which each share of common stock of Talbot Bancshares, Inc. was converted into the right to receive 2.85 shares of common stock of Shore Bancshares, Inc., with cash being paid in lieu of fractional shares. Up to 3,407,272 shares of common stock of Shore Bancshares, Inc. will be issued pursuant to the merger. Prior to the merger, Shore Bancshares, Inc. had 1,194,237 shares of common stock issued and outstanding.

     Pursuant to the Plan and Agreement to Merge, Shore Bancshares, Inc. has a new board of directors consisting of eleven members, six of whom were directors of Talbot Bancshares, Inc. before the merger, and five of whom were directors of Shore Bancshares, Inc. before the merger. The six new directors of Shore Bancshares, Inc. are as follows: Herbert L. Andrew, III, Lloyd L. Beatty, Jr., Ronald N. Fox, Richard C. Granville, David L. Pyles, and W. Moorhead Vermilye. These directors join Paul M. Bowman, David C. Bryan, Daniel T. Cannon, B. Vance Carmean, Jr., and Neil R. LeCompte, who were serving previously on the Shore Bancshares, Inc. Board of Directors.

         Six individuals who served on the Board of Directors of Shore Bancshares, Inc. before the merger are no longer directors of Shore Bancshares, Inc. after the merger, but continue to serve as directors of The Centreville National Bank of Maryland, a national banking association, and wholly owned subsidiary of Shore Bancshares, Inc. Seven individuals who served on the Board of Directors of Talbot Bancshares, Inc. before the merger continue to serve as directors of The Talbot Bank of Easton, Maryland, a Maryland state-chartered commercial bank, which, after the merger, became a wholly owned subsidiary of Shore Bancshares, Inc.

     Mr. Vermilye, who served as President of Talbot Bancshares, Inc. before the merger, has become President and Chief Executive Officer of Shore Bancshares, Inc. Mr. Cannon, President of Shore Bancshares, Inc. before the merger, has been named Executive Vice President and Chief Operating Officer of Shore Bancshares, Inc. The principal office of Shore Bancshares, Inc. has been moved from 109 North Commerce Street, Centreville, Maryland 21617 to 18 East Dover Street, Easton, Maryland 21601.

         As part of the merger, the stockholders amended and restated Shore Bancshares, Inc.'s Articles of Incorporation and Bylaws. A copy of the Amended and Restated Articles of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Amended and Restated Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.
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Item 2.  Acquisition or Disposition of Assets

     The merger of Talbot Bancshares, Inc. with and into Shore Bancshares, Inc. was consummated on December 1, 2000, pursuant to a Plan and Agreement to Merge dated July 25, 2000, as amended. Shore Bancshares, Inc.'s Registration Statement on Form S-4 (Registration No. 333-46890), which was declared effective by the Securities and Exchange Commission on October 16, 2000, sets forth certain information regarding the merger, Talbot Bancshares, Inc., and Shore Bancshares, Inc., including, but not limited to, the date and manner of the merger, a description of the assets involved, the nature and amount of consideration paid by Shore Bancshares, Inc., the method used for determining the amount of such consideration, the nature of any material relationships between Shore Bancshares, Inc. and Talbot Bancshares, Inc. or any officer or director of the entities, or any associate of any such officer or director, and the nature of the business of operation of the combined company after the merger. The additional information set forth under Item 1 of this Current Report on Form 8-K is incorporated by reference herein.

         A copy of the press release announcing the closing of the merger is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) and (c)    Required financial statements and pro forma financial information related to the merger of Talbot Bancshares, Inc. with and into Shore Bancshares, Inc. will be filed by amendment to this Current
               Report on Form 8-K no later than 60 days after the date that the initial report on Form 8-K must be filed.

(c) Exhibits.  The following exhibits are filed with this report:

2.1 Plan and Agreement to Merge, dated July 25, 2000, by and between Shore Bancshares, Inc. and Talbot Bancshares, Inc. (incorporated by reference to Exhibit 2.1 on Form 8-K filed by Shore Bancshares, Inc. on July 31, 2000.)

2.2 Amendment to Plan and Agreement to Merge, dated November 30, 2000, by and between Shore Bancshares, Inc. and Talbot Bancshares, Inc., attached hereto.

3.1 Shore Bancshares, Inc. Amended and Restated Articles of Incorporation, attached hereto.

3.2      Shore Bancshares, Inc. Amended and Restated By-Laws, attached hereto.

10.1 Form of Employment Agreement with W. Moorhead Vermilye (incorporated by reference to Appendix XIII of Exhibit 2.1 on Form 8-K filed by Shore Bancshares, Inc. on July 31, 2000).
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10.2     Form of Employment  Agreement  with Daniel T. Cannon  (incorporated  by reference to Appendix XIII of Exhibit 2.1 on Form 8-K filed by Shore Bancshares, Inc. on July 31, 2000).

21       Subsidiaries of Shore Bancshares, Inc., attached hereto.

99.1     Press Release, dated December 1, 2000, attached hereto.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SHORE BANCSHARES, INC.



Date: December 13, 2000                     By:   /s/ W. Moorhead Vermilye
                                                  ------------------------
                                                  W. Moorhead Vermilye
                                                  President and CEO



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                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibit
------   ----------------------

2.1 Plan and Agreement to Merge, dated July 25, 2000, by and between Shore Bancshares, Inc. and Talbot Bancshares, Inc. (incorporated by reference to Exhibit 2.1 on Form 8-K filed by Shore Bancshares, Inc on July 31, 2000.)

2.2 Amendment to Plan and Agreement to Merge, dated November 30, 2000, by and between Shore Bancshares, Inc. and Talbot Bancshares, Inc., attached hereto.

3.1 Shore Bancshares, Inc. Amended and Restated Articles of Incorporation, attached hereto.

3.2      Shore Bancshares, Inc. Amended and Restated By-Laws, attached hereto.

10.1 Form of Employment Agreement with W. Moorhead Vermilye (incorporated by reference to Appendix XIII of Exhibit 2.1 on Form 8-K filed by Shore Bancshares, Inc. on July 31, 2000).

10.2 Form of Employment Agreement with Daniel T. Cannon (incorporated by reference to Appendix XIII of Exhibit 2.1 on Form 8-K filed by Shore Bancshares, Inc. on July 31, 2000).

21       Subsidiaries of Shore Bancshares, Inc., attached hereto.

99.1     Press Release, dated December 1, 2000, attached hereto.



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